Goodwill, Intangible Assets and Acquisitions - Future Amortization Expenses (Details) - USD ($) $ in Thousands	9 Months Ended
	Sep. 30, 2023	Sep. 30, 2022
Goodwill, Intangible Assets and Acquisitions
Amortization expense	$ 13,900	$ 16,700
Future estimated amortization expenses
2024	17,924
2025	15,127
2026	14,327
2027	14,122
2028	13,947
Thereafter	29,163
Total expected amortization expense	104,610
Identifiable intangible assets acquired	$ 200